                                                                    Exhibit 10.1


                             DAY INTERNATIONAL, INC.
                    SUPPLEMENTAL SAVINGS AND RETIREMENT PLAN

                         (EFFECTIVE AS OF MARCH 1, 2001)























                                     Prepared by:
                                     Miller, Johnson, Snell & Cummiskey, P.L.C.
                                     250 Monroe, N.W., Suite 800
                                     P.O. Box 306
                                     Grand Rapids, MI 49501-0306
                                     (616) 831-1700


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                             DAY INTERNATIONAL, INC.
                    SUPPLEMENTAL SAVINGS AND RETIREMENT PLAN
                       -----------------------------------


                                    ARTICLE 1

                            ESTABLISHMENT AND PURPOSE
                            -------------------------

                  1.1      ESTABLISHMENT OF PLAN.

                  Day International, Inc. (the "Company") is establishing the Day International, Inc. Supplemental Savings and Retirement Plan as of March 1, 2001.

                  1.2      PURPOSE.

                  The Company desires to retain the services of a select group of executives who contribute to the profitability and success of the Company. The Company is adopting the Plan to provide the executives who participate in the Plan with the opportunity to defer a portion of their Compensation and have additional retirement income.

                  1.3      STATUS OF PLAN UNDER ERISA.

                  The Plan is intended to be "unfunded" and maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" for purposes of ERISA. Accordingly, the Plan is not intended to be covered by Parts 2 through 4 of Subtitle B of Title I of ERISA. The existence of any Trust Fund is not intended to change this characterization of the Plan.


                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------

                  The following terms shall have the meanings described in this Article unless the context clearly indicates another meaning. All references in the Plan to specific articles or sections shall refer to Articles or Sections of the Plan unless otherwise stated.

                  2.1      ACCOUNT.

                  "Account" means the bookkeeping record of the Participant's benefits under the terms of the Plan.



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                  2.2      BASE SALARY.

                  "Base Salary" means a Participant's regular compensation from the Company. Base Salary excludes any amounts earned before a Participant's election to make Elective Deferrals from such salary.

                  2.3      BENEFICIARY.

                  "Beneficiary" means the beneficiary designated in writing by the Participant to receive benefits from the Plan in the event of his death. The Beneficiary shall be designated on a form provided by the Company, and the Participant may change the Beneficiary designation at any time by signing and filing a new form with the Company. However, if the Participant is married at the time of his death, the Beneficiary of any death benefits shall be the Participant's spouse, despite any designation to the contrary, unless the spouse has consented to a different or additional Beneficiary. The spouse's consent shall be in writing and shall be witnessed by a Plan representative or by a notary public.

                  If the Participant designates a trust as Beneficiary, the Company shall determine the rights of the trustee without responsibility for determining the validity, existence, or provisions of the trust. Further, the Company shall not have responsibility for the application of sums paid to the trustee or for the discharge of the trust.

                  The rules of this paragraph apply unless provided otherwise in the Participant's Beneficiary designation form. If the Participant designates one primary Beneficiary and the Beneficiary dies after the Participant but before benefit payments are completed, any remaining benefits shall be payable to the secondary Beneficiary. If the Participant fails to designate a secondary Beneficiary or if no secondary Beneficiary survives the primary Beneficiary, any remaining benefits shall be payable to the deceased primary Beneficiary's heirs in the manner described in the next paragraph. If the Participant designates more than one primary Beneficiary or more than one secondary Beneficiary and a Beneficiary dies before benefit payments are completed, the share payable to the deceased Beneficiary shall be paid to the deceased Beneficiary's heirs in the manner described in the next paragraph as if the Beneficiary was the Participant.

                  If the Participant fails to designate a Beneficiary or if no designated Beneficiary survives the Participant, distribution shall be made in equal shares to the members of the first of the classes listed below having a living member on the date the distribution is payable. The classes, in order of priority, are as follows:

                           (a) The Participant's Spouse;

                           (b) The Participant's children or their then-living issue, by right of representation; and




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                           (c) The legal heirs of the Participant under the laws
         of the Participant's state of residence on the date of the Participant's death.

                  The facts as shown by the records of the Plan Administrator at the time of death shall be conclusive as to the identity of the proper payee, and the records of Trustee shall be conclusive as to the amount properly payable. The distribution made in accordance with such state of facts shall constitute a complete discharge of all obligations under the provisions of the Plan.

                  2.4      BOARD OF DIRECTORS.

                  "Board of Directors" means the Company's governing body.

                  2.5      BONUS.

                  "Bonus" means a payment of cash compensation to a Participant other than Base Salary. The Plan Administrator shall periodically determine which types of payment shall be considered a separate Bonus for purposes of the Plan.

                  2.6      BONUS COMPUTATION PERIOD.

                  "Bonus Computation Period" means the time period which is used by the Company in determining whether a Bonus has been earned and the amount of the Bonus.

                  2.7      CHANGE IN CONTROL.

                  "Change in Control" means any of the following events:

                           (a) Any person, partnership, corporation, trust or similar entity or group, that does not control a majority of the voting securities of the Company as of March 1, 2001, acquires or obtains control of more than 50% of the voting securities of the Company;

                           (b) More than 50% of the operating assets of the Company are sold or otherwise disposed of, or the Company liquidates more than 50% of its operating assets; or

                           (c) The Company merges with any other corporation, regardless of whether the Company is the surviving entity after the merger, except for a merger in which the shareholders of the Company continue to own more than 50% of the merged companies.

                           (d) An initial public offering (IPO) of the Company's common stock.




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For purposes of this definition, the term "group" shall mean any person who acts in concert within the meaning of Section 14(d)(2) of the Act.

                  Notwithstanding any other provision of this definition, a Change in Control does not occur if the transaction only involves Grenwich Street Investors ("Grenwich") and companies that it directly or indirectly owns. For example, a merger of the Company into another subsidiary of Grenwich is not a Change in Control unless it is part of a larger transaction that involves companies other than Grenwich and companies that it directly or indirectly owns.

                  2.8      CODE.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  2.9      COMPANY.

                  "Company" means Day International, Inc.

                  2.10     COMPENSATION.

                  "Compensation" shall have the same meaning as in the 401(k) Plan, except that it shall not be subject to the dollar limit contained in
Section 401(a)(17) of the Code.

                  2.11     DISTRIBUTABLE EVENT.

                  "Distributable Event" means an event described in Section 5.1.

                  2.12     ELECTIVE DEFERRALS.

                  "Elective Deferrals" are the amounts by which a Participant agrees to reduce his Compensation in order to have amounts credited to his Account.

                  2.13     EMPLOYEE.

                  "Employee" means any individual who, for tax purposes, is considered to be a common-law employee of the Company. An individual who is treated by the Company as an independent contractor for tax purposes is not an Employee.

                  2.14     ERISA.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.




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                  2.15     401(K) PLAN.

                  "401(k) Plan" means the Day International, Inc. 401(k) Savings and Retirement Plan.

                  2.16     INVESTMENT RESULTS.

                  "Investment Results" means the earnings, gains and losses achieved by an investment fund elected by a Participant under Section 4.3. The Investment Results for a Participant shall be determined as if the portion of his Account which was deemed to be invested in the investment fund had actually been invested in the investment fund during the relevant time period.

                  2.17     PARTICIPANT.

                  "Participant" means an Employee or former Employee of the Company who has met the requirements for participation under Article 3, and who is or may become eligible to receive a retirement benefit from the Plan.

                  2.18     PLAN.

                  "Plan" means the Day International, Inc. Supplemental Savings and Retirement Plan.

                  2.19     PLAN ADMINISTRATOR.

                  "Plan Administrator" means the Company or the committee designated by the Company as the Plan Administrator under Article 7.

                  2.20     PLAN YEAR.

                  "Plan Year" means the 12-consecutive-month period beginning on January 1 and ending on the following December 31. However, the initial Plan Year shall be from March 1, 2001 through December 31, 2001.

                  2.21     RELATED EMPLOYER.

                  "Related Employer" means (a) any member of a controlled group of corporations in which Employer is a member, as defined in Section 414(b) of the Code; (b) any other trade or business under common control of or with Employer, as defined in Section 414(c) of the Code; (c) any member of an affiliated service group with Employer, as defined in Section 414(m) of the Code; and (d) any other entity required to be aggregated with Employer pursuant to regulations issued under Section 414(o) of the Code.




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                  2.22     TOTAL DISABILITY.

                  "Total Disability" shall have the same meaning as in the 401(k) Plan.

                  2.23     TRUST AGREEMENT.

                  "Trust Agreement" means the Day International, Inc. Supplemental Savings and Retirement Trust Agreement.

                  2.24     TRUST FUND.

                  "Trust Fund" means the assets held under the Trust Agreement.

                  2.25     TRUSTEE.

                  "Trustee" means the financial institution designated as trustee by the Company pursuant to Article 6.


                                    ARTICLE 3

                                  PARTICIPATION
                                  -------------

                  3.1      ELIGIBILITY FOR PARTICIPATION.

                  The Board of Directors, in its sole discretion, shall determine the Employees who are eligible to participate in the Plan. An Employee shall begin to participate in the Plan on the date designated by the Board of Directors. It is intended that participation be limited to Employees who will qualify as members of a "select group of management or other highly compensated employees" under Title I of ERISA.

                  As a condition for participation in the Plan, the Employee must sign an application form provided by the Plan Administrator. In the application form, the Employee shall acknowledge that he is an unsecured creditor of the Company with regard to any benefits under the Plan and waive any right to a priority claim with regard to the benefits.

                  3.2      TERMINATION OF ACTIVE PARTICIPATION.

                  The Plan Administrator may remove an Employee from further active participation in the Plan. If this occurs, the Employee shall not have any additional amounts credited to his Account under Section 4.2.





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                                    ARTICLE 4

                          AMOUNTS CREDITED TO ACCOUNTS
                          ----------------------------

                  4.1      PARTICIPANTS' ACCOUNTS.

                  The Plan Administrator shall maintain an Account for each Participant to record the Participant's benefits under the terms of the Plan. Amounts shall be credited to a Participant's Account as provided in this Article. A Participant shall always be 100% vested in amounts credited to his Account.

                  The Account is for bookkeeping purposes only. The Company is not required to make contributions to the Trust Fund to fund the amount credited to a Participant's Account.

                  4.2      AMOUNTS CREDITED BASED UPON ELECTIVE DEFERRALS.

                  The Company shall credit a Participant's Account with the amount of a Participant's Elective Deferrals as follows:

                           (a) TIME OF ELECTION. Before the beginning of each Plan Year, a Participant may make a written election to make Elective Deferrals from Compensation earned during that Plan Year. However, the following special rules apply:

                                    (1) If an Employee initially becomes a
                  Participant during a Plan Year, the Employee may make an election within 30 days after the Employee becomes a Participant to make Elective Deferrals from Base Salary earned subsequent to the election.

                                    (2) If the Bonus Computation Period is not
                  the Plan Year, the Participant's election shall be made before the beginning of the Bonus Computation Period.

                                    (3) If a Participant does not make a new
                  election, his election from the prior Plan Year shall be continued.

                           (b) SEPARATE ELECTIONS PERMITTED. A Participant may make separate elections with regard to Elective Deferrals from Base Salary and Bonuses.

                           (c) MAXIMUM AMOUNT OF ELECTIVE DEFERRALS. A
         Participant may defer up to the following amounts:

                                    (1) 25% of the Base Salary paid to the
                  Participant. This limit shall be separately applied to each pay period for which Base Salary is paid; and

                                    (2) 50% of each Bonus paid to the
                  Participant.


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                           (d) IRREVOCABILITY OF ELECTION. A Participant's
         election to make Elective Deferrals during a Plan Year or Bonus Computation Period is irrevocable during that Plan Year or Bonus Computation Period.

                           (e) CREDITING OF ELECTIVE DEFERRALS TO ACCOUNTS. A Participant's Elective Deferrals shall be credited to his Account as soon as administratively feasible after the amounts otherwise would have been paid to the Participant.

                           (f) LIMITATION ON ELECTIVE DEFERRALS. Notwithstanding any other provision, if a Participant receives a hardship withdrawal under the 401(k) Plan, a Participant shall not make any Elective Deferrals during the remaining portion of the Plan Year in which the withdrawal occurs or during the next Plan Year.

                  4.3 AMOUNTS CREDITED BASED UPON REDUCED CONTRIBUTIONS TO THE 401(k) PLAN.

                  The Company shall credit the Participant's Accounts with additional amounts based upon reduced Company contributions to the 401(k) Plan, as follows:

                           (a) If a Participant's Elective Deferrals under the Plan result in a reduced Company discretionary contribution on his behalf to the 401(k) Plan, the amount by which the Company contribution to the 401(k) Plan is reduced shall be credited to the Participant's Account. This would occur if the Participant's compensation for purposes of the 401(k) Plan is less than the Compensation Dollar Limit and the Participant did not receive the full Company discretionary contribution as a result of the Participant's compensation under the 401(k) Plan being reduced by all or part of the Participant's Elective Deferrals.

                           (b) If a Participant's Compensation exceeds the Compensation Dollar Limit, the Participant shall be credited with an additional amount which is equal to a percentage multiplied by the amount by which the Participant's Compensation exceeds the Compensation Dollar Limit. The percentage shall be equal to the percentage of the Participant's Compensation contributed to the 401(k) Plan as a Company discretionary contribution. For example, if the Compensation Dollar Limit for a Plan Year is $170,000, the Participant's Compensation for that Plan Year is $200,000, and the Company discretionary contribution to the 401(k) Plan is 4% of the Participant's Compensation, the additional amount credited is $1,200 ($200,000 - $170,000 = $30,000 x
         4% = $1,200).




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                  4.4      AMOUNTS CREDITED BASED UPON INVESTMENT RESULTS.

                  A Participant may choose among different investment funds periodically made available by the Plan Administrator for purposes of determining the Investment Results credited to his Account. The Plan Administrator shall periodically establish administrative rules for a Participant to make his investment elections and rules regarding the crediting of Investment Results. Investment Results shall be credited to a Participant's Account until the entire amount credited to the Account is distributed to the Participant.

                  The Company shall be under no obligation to make investments that correspond to the Participants' investment elections, even though the Participants' elections are used to determine the Investment Results in this provision.


                                    ARTICLE 5

                            DISTRIBUTION OF BENEFITS
                            ------------------------

                  5.1      DISTRIBUTABLE EVENTS.

                  A Participant or his Beneficiary shall be eligible for benefits under the Plan if a Distributable Event occurs. A Distributable Event occurs if:

                            (a) The Participant dies.

                            (b) The Participant is determined to have a Total Disability.

                            (c) The Participant terminates employment with the Company (including all Related Employers) for any reason.

                  5.2      AMOUNT OF BENEFIT.

                  A Participant's benefit from the Plan shall be the amount credited to his Account as of the date or dates the Participant's benefit payments are made under Section 5.3.

                  5.3      FORM AND TIME OF PAYMENT.

                  A Participant's benefits will be paid beginning within 60 days after the Distributable Event occurs. The form of payment shall be determined as follows:

                           (a) The Participant may elect to receive his benefits in a single lump sum payment or in annual installments over a period of five years. If installment payments are made, the amount of each installment shall be determined by dividing the amount credited to the Participant's Account on the first day of the month before


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

         the payment is made by the number of installments still to be made. However, the last installment shall be the amount credited to the Participant's Account on the date of the distribution.

                           (b) The Participant shall make his initial election on or before the date he begins participation in the Plan.

                           (c) The Participant may change his election at any time. However, a new election is valid only if it is made at least one year before the Distributable Event.

                           (d) Notwithstanding any other provision of this Section, a Participant's benefits shall be paid in a single lump sum payment if the Participant's Distributable Event occurs before the Participant attains age 55. Also, if a Participant dies while receiving installment payments, the remaining amount owing to the Participant shall be paid to the Participant's Beneficiary as soon as administratively feasible after the Participant's death.

                  5.4      HARDSHIP WITHDRAWALS.

                  A Participant who has an unforeseeable emergency may receive payment while employed by Employer of all or part of the amount credited to his Account. However, a Participant may only withdraw the amount reasonably needed to satisfy the emergency need.

                  For purposes of this Section, an unforeseeable emergency is a severe financial hardship of the Participant resulting from: a sudden and unexpected illness or accident of the Participant or a dependent of the Participant; loss of the Participant's property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. However, the Participant will not be considered to have an unforeseeable emergency if the hardship is or may be relieved:

                           (a) Through reimbursement or compensation by insurance or otherwise;

                           (b) By liquidation of the Participant's assets, to the extent the liquidation of such assets would itself not cause severe financial hardship; or

                           (c) By the cessation of Elective Deferrals.

The need to send a Participant's child to college or the desire to purchase a home are not unforeseeable emergencies for purposes of this Section.

                  The Plan Administrator may periodically establish administrative rules regarding withdrawals under this Section.



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                  5.5      TAX WITHHOLDING.

                  Any applicable federal, state, or local income taxes shall be withheld from the payment of benefits.

                  5.6      SPENDTHRIFT PROVISION.

                  No benefit or interest under the Plan is subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of a Participant or his Beneficiary.


                                    ARTICLE 6

                                     FUNDING
                                     -------

                  6.1      ESTABLISHMENT OF TRUST FUND.

                  The Company may enter into a Trust Agreement with an unrelated financial institution, as Trustee, to establish a Trust Fund. If a Trust Fund is established, the Company may, but is not required to, make contributions to the Trust Fund. However, if a Change in Control occurs, the Company shall contribute to the Trust Fund an amount, if any, necessary so that the assets of the Trust Fund are sufficient to pay all amounts credited to Participants' Accounts.

                  6.2      STATUS AS GRANTOR TRUST.

                  The Trust Fund shall be a grantor trust under Sections 671 through 678 of the Internal Revenue Code. The Trust Agreement shall provide that the assets of the Trust Fund are subject to the claims of the Company's general creditors if the Company becomes insolvent. If any assets of the Trust Fund are seized by general creditors of the Company, a Participant's right to receive benefits under the Plan shall not be changed.

                  6.3      STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.

                  The obligation of the Company to pay benefits under the Plan shall be unsecured. Each Participant is an unsecured creditor of the Company. The Plan constitutes a mere promise by the Company to make benefit payments in the future.

                  The establishment of an account for a Participant and the Company's payment of contributions to the Trust Fund are not intended to create any security for payment of benefits under the Plan or change the status of the Plan as an unfunded plan for tax purposes or Title I of ERISA.




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                                    ARTICLE 7

                                 ADMINISTRATION
                                 --------------

                  7.1      PLAN ADMINISTRATOR.

                  The Company shall have the sole responsibility for the administration of the Plan and is designated as named fiduciary and Plan Administrator.

                  7.2      DELEGATION OF DUTIES.

                  The Company may delegate its duties as Plan Administrator to a committee appointed by the Board of Directors. The committee shall have the power and duties of the Plan Administrator which are described in this Article. If a member of the committee is a Participant, he shall abstain from voting on any matter relating to his benefits under the Plan.

                  7.3      POWERS OF PLAN ADMINISTRATOR.

                  The Plan Administrator shall have all discretionary powers necessary to administer and satisfy its obligations under the Plan, including, but not limited to, the following:

                           (a) Maintain records pertaining to the Plan.

                           (b) Interpret the terms and provisions of the Plan.

                           (c) Establish procedures by which Participants may apply for benefits under the Plan and appeal a denial of benefits.

                           (d) Determine the rights under the Plan of any Participant applying for or receiving benefits.

                           (e) Administer the appeal procedure provided in this Article.

                           (f) Perform all acts necessary to meet the reporting and disclosure obligations imposed by Sections 101 through 111 of ERISA (if any are applicable).

                           (g) Delegate specific responsibilities for the operation and administration of the Plan to such Employees or agents as it deems advisable and necessary.




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


                  7.4      STANDARD OF CARE.

                  The Plan Administrator shall administer the Plan solely in the interest of Participants and for the exclusive purposes of providing benefits to the Participants and their Beneficiaries. The Plan Administrator shall administer the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

                  The Plan Administrator shall not be liable for any act or omission relating to its duties under the Plan unless the act or omission violates the standard of care described in this Section.

                  7.5      APPEAL PROCEDURE.

                  Any Participant whose application for benefits under the Plan has been denied, in whole or in part, shall be given written notice of the denial of benefits by the Plan Administrator. The notice shall be in easily understood language and shall indicate the reasons for denial and the specific provisions of the Plan on which the denial is based. The notice shall explain that the Participant may request a review of the denial and the procedure for requesting review. The notice shall describe any additional information necessary to approve the Participant's claim and explain why such information is necessary.

                  A Participant may make a written request to the Plan Administrator for a review of any denial of benefits under the Plan. The request for review must be in writing and must be made within 60 days after the mailing date of the notice of denial. The request shall refer to the provisions of the Plan on which it is based and shall set forth the facts relied upon as justifying a reversal or modification of the determination being appealed.

                  A Participant who requests a review of a denial of benefits in accordance with this appeal procedure may examine pertinent documents and submit pertinent issues and comments in writing. A Participant may have a duly authorized representative act on his behalf in exercising his right to request a review and any other rights granted by this appeal procedure. The Plan Administrator shall provide a review of the decision denying the claim for benefit within 60 days after receiving the written request for review.

                  A Participant shall not be permitted to commence any legal action against the Company regarding his benefits under the Plan before exhausting the appeal procedure contained in this Section.





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


                                    ARTICLE 8

                                  MISCELLANEOUS
                                  -------------

                  8.1      EMPLOYMENT RIGHTS.

                  The existence of the Plan shall not grant a Participant any legal right to continue as an Employee nor affect the right of the Company to discharge a Participant.

                  8.2      AMENDMENT.

                  The Company shall have the right to amend the Plan at any time. However, no amendment or termination shall reduce the amount credited to a Participant's Account.

                  8.3      TERMINATION.

                  The Board of Directors shall have the right to terminate the Plan at any time. If the Plan is terminated, no additional amounts shall be credited to a Participant's Account under Section 4.2, but the Participant shall be credited with Investment Results under Section 4.3 until the Participant's benefits are distributed to the Participant. The Participant shall be entitled to receive the amount credited to his Account upon satisfying the requirements for payment of benefits under the Plan, unless the Company elects to make payment at an earlier time.

                  8.4      SEVERABILITY.

                  The unenforceability of any provision of the Plan shall not affect the enforceability of the remaining provisions of the Plan.

                  8.5      CONSTRUCTION.

                  Words used in the masculine shall apply to the feminine where applicable. Wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

                  8.6      GOVERNING LAW.

                  To the extent that Delaware law is not preempted by ERISA, the provisions of the Plan shall be governed by the laws of the state of Delaware.




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


                  IN WITNESS OF WHICH, the Company has adopted the Day International, Inc. Supplemental Savings and Retirement Plan this 1st day of March, 2001.


                          DAY INTERNATIONAL, INC.


                          By   /s/ Dennis R. Wolters
                             -------------------------------------------
                                Its  President and Chief Executive Officer
                                   ---------------------------------------

                                    I N D E X
                                    ---------

                                                                            PAGE
                                                                            ----

ARTICLE 1    ESTABLISHMENT AND PURPOSE.......................................1

             1.1      ESTABLISHMENT OF PLAN..................................1
             1.2      PURPOSE................................................1
             1.3      STATUS OF PLAN UNDER ERISA.............................1

ARTICLE 2    DEFINITIONS.....................................................1

             2.1      ACCOUNT................................................1
             2.2      BASE SALARY............................................2
             2.3      BENEFICIARY............................................2
             2.4      BOARD OF DIRECTORS.....................................3
             2.5      BONUS..................................................3
             2.6      BONUS COMPUTATION PERIOD...............................3
             2.8      CODE...................................................4
             2.9      COMPANY................................................4
             2.10     COMPENSATION...........................................4
             2.11     DISTRIBUTABLE EVENT....................................4
             2.12     ELECTIVE DEFERRALS.....................................4
             2.13     EMPLOYEE...............................................4
             2.14     ERISA..................................................4
             2.15     401(k) PLAN............................................5
             2.16     INVESTMENT RESULTS.....................................5
             2.17     PARTICIPANT............................................5
             2.18     PLAN...................................................5
             2.19     PLAN ADMINISTRATOR.....................................5
             2.20     PLAN YEAR..............................................5
             2.21     RELATED EMPLOYER.......................................5
             2.22     TOTAL DISABILITY.......................................6
             2.23     TRUST AGREEMENT........................................6
             2.24     TRUST FUND.............................................6
             2.25     TRUSTEE................................................6

ARTICLE 3    PARTICIPATION...................................................6

             3.1      ELIGIBILITY FOR PARTICIPATION..........................6
             3.2      TERMINATION OF ACTIVE PARTICIPATION....................6

ARTICLE 4    AMOUNTS CREDITED TO ACCOUNTS................................... 7

             4.1      PARTICIPANTS' ACCOUNTS................................ 7
             4.2      AMOUNTS CREDITED BASED UPON ELECTIVE DEFERRALS........ 7
             4.3      AMOUNTS CREDITED BASED UPON REDUCED CONTRIBUTIONS
                      TO THE 401(k) PLAN.................................... 8
             4.4      AMOUNTS CREDITED BASED UPON INVESTMENT RESULTS........ 9

ARTICLE 5    DISTRIBUTION OF BENEFITS....................................... 9

             5.1      DISTRIBUTABLE EVENTS.................................. 9
             5.2      AMOUNT OF BENEFIT..................................... 9
             5.3      FORM AND TIME OF PAYMENT.............................. 9
             5.4      HARDSHIP WITHDRAWALS..................................10
             5.5      TAX WITHHOLDING.......................................11
             5.6      SPENDTHRIFT PROVISION.................................11

ARTICLE 6    FUNDING........................................................11

             6.1      ESTABLISHMENT OF TRUST FUND...........................11
             6.2      STATUS AS GRANTOR TRUST...............................11
             6.3      STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.........11

ARTICLE 7    ADMINISTRATION.................................................12

             7.1      PLAN ADMINISTRATOR....................................12
             7.2      DELEGATION OF DUTIES..................................12
             7.3      POWERS OF PLAN ADMINISTRATOR..........................12
             7.4      STANDARD OF CARE......................................13
             7.5      APPEAL PROCEDURE......................................13

ARTICLE 8    MISCELLANEOUS..................................................14

             8.1      EMPLOYMENT RIGHTS.....................................14
             8.2      AMENDMENT.............................................14
             8.3      TERMINATION...........................................14
             8.4      SEVERABILITY..........................................14
             8.5      CONSTRUCTION..........................................14
             8.6      GOVERNING LAW.........................................14

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